Exhibit 99.1
NEWS RELEASE

As previously announced, TDS will hold a teleconference on August 7, 2026, at 9:00 a.m. CT. Listen to the call live via the Events & Presentations page of investors.tdsinc.com.
TDS reports second quarter 2026 results
TDS Telecom and Array both update guidance for 2026
CHICAGO (August 7, 2026) — Telephone and Data Systems, Inc. (NYSE: TDS) reported second quarter 2026 operating results.
“I am pleased with the progress our teams continue to make in executing our strategic objectives,” said Walter Carlson, TDS President and CEO. “During the quarter, TDS Telecom expanded its marketable fiber service footprint by approximately 66,000 addresses and increased its fiber service address guidance for the year. Array delivered another quarter of sequential tower tenancy growth, highlighting the value of our assets. In addition, Array completed the previously announced spectrum sale to Verizon, now having completed transactions to monetize virtually all of its spectrum outside of the C-Band.”

Highlights*

TDS Telecom
•Executing on fiber broadband strategy
◦Delivered approximately 66,000 marketable fiber service addresses
◦Grew fiber connections —15,100 residential fiber net additions
•Service revenue down 6%
◦Residential fiber revenue growth of 13% more than offset by impacts of divestitures and continued legacy declines
•Updated 2026 Guidance
◦Current service address delivery momentum drives increase in 2026 guidance to 250,000 - 300,000 marketable fiber service addresses, increased capital expenditure guidance to $625 million - $675 million
◦Updated 2026 Financial guidance
▪Revenues of $1,000 million to $1,025 million
▪Adjusted EBITDA of $310 million to $330 million
▪Adjusted OIBDA of $300 million to $320 million

Array
•Optimizing tower operations
◦Site rental revenues grew 95% year over year
◦Delivered consecutive quarter over quarter tower tenancy growth
•Continuing to close pending sales of wireless spectrum
◦Closed on sale of certain 700 MHz wireless spectrum licenses for total proceeds of $74.8 million on May 5, 2026
◦Closed on sale of certain 600 MHz wireless spectrum licenses for total proceeds of $86.4 million on May 12, 2026
◦Closed on sale of certain cellular and other spectrum licenses for total proceeds of $1 billion on June 1, 2026
◦Issued special dividend of $11 per common share on June 25, 2026
•Updated 2026 Guidance
◦Narrowed Revenue range to $205 million - $215 million on higher interim site revenue
◦Increased Adjusted EBITDA range to $220 million - $235 million
◦Capital expenditures range remains unchanged at $25 million - $35 million

*Comparisons are 2Q’25 to 2Q’26 unless otherwise noted

TDS reported total operating revenues from continuing operations of $309.3 million for the second quarter of 2026, versus $298.5 million for the same period one year ago. Net income (loss) attributable to TDS common shareholders and diluted earnings (loss) per share from continuing operations were $260.6 million and $2.24, respectively, for the second quarter of 2026 compared to $(6.0) million and $(0.05), respectively, in the same period one year ago.
Recent Development
On May 7, 2026, TDS delivered to the Array Board of Directors a letter setting forth a non-binding proposal to acquire all of the outstanding Array Common Shares that are not owned by TDS (the “Array Proposal”). A special committee of independent and disinterested directors of the Array Board of Directors has been formed to evaluate this proposal. For additional information on the Array Proposal, see TDS’ Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on May 8, 2026.

2026 Estimated Results
TDS’ current estimates of full-year 2026 results for TDS Telecom and Array are shown below. Such estimates represent management’s view as of August 7, 2026 and should not be assumed to be current as of any future date. TDS undertakes no duty to update such estimates, whether as a result of new information, future events, or otherwise. There can be no assurance that final results will not differ materially from estimated results.

TDS Telecom	Previous	Current
(Dollars in millions)
Total operating revenues	$1,015-$1,055	$1,000-$1,025
Adjusted OIBDA[1] (Non-GAAP)	$300-$340	$300-$320
Adjusted EBITDA[1] (Non-GAAP)	$310-$350	$310-$330
Capital expenditures	$550-$600	$625-$675

Array	Previous	Current
(Dollars in millions)
Total operating revenues	$200-$215	$205-$215
Adjusted OIBDA[1] (Non-GAAP)	$50-$65	$60-$75
Adjusted EBITDA[1] (Non-GAAP)	$200-$215	$220-$235
Capital expenditures	$25-$35	Unchanged

The following tables reconcile EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measures, Net income or Income (loss) before income taxes. In providing 2026 estimated results, TDS has not completed the below reconciliation to Net income because it does not provide guidance for income taxes. Although potentially significant, TDS believes that the impact of income taxes cannot be reasonably predicted; therefore, TDS is unable to provide such guidance.

	2026 Estimated Results
	TDS Telecom	Array
(Dollars in millions)
Net income from continuing operations (GAAP)	N/A	N/A
Add back:
Income tax expense	N/A	N/A
Income (loss) before income taxes (GAAP)	($15)-$5	$775-$790
Add back:
Interest expense	—	45
Depreciation, amortization and accretion expense	325	50
EBITDA (Non-GAAP)[1]	$310-$330	$870-$885
Add back or deduct:
(Gain) loss on license sales and exchanges, net	—	(585)
Short-term imputed spectrum lease income	—	(65)
Adjusted EBITDA (Non-GAAP)[1]	$310-$330	$220-$235
Deduct:
Equity in earnings of unconsolidated entities	—	145
Interest and dividend income	5	15
Other, net	5	—
Adjusted OIBDA (Non-GAAP)[1]	$300-$320	$60-$75

	Actual Results
	Six Months Ended June 30, 2026		Year Ended December 31, 2025
	TDS Telecom	Array	TDS Telecom	Array
(Dollars in millions)
Net income (loss) from continuing operations (GAAP)	$(4)	$517	$28	$172
Add back:
Income tax expense (benefit)	(4)	168	10	(31)
Income (loss) before income taxes (GAAP)	$(8)	$686	$38	$141
Add back:
Interest expense	—	18	(7)	28
Depreciation, amortization and accretion expense	146	27	300	48
EBITDA (Non-GAAP)[1]	$138	$731	$331	$218
Add back or deduct:
Expenses related to strategic alternatives review	—	8	6	2
(Gain) loss on impairment of intangible assets	—	—	1	48
(Gain) loss on asset disposals, net	6	5	15	2
(Gain) loss on sale of business and other exit costs, net	2	—	(23)	—
(Gain) loss on license sales and exchanges, net	(2)	(566)	—	(6)
Short-term imputed spectrum lease income	—	(58)	—	(69)
Adjusted EBITDA (Non-GAAP)[1]	$144	$119	$330	$194
Deduct:
Equity in earnings of unconsolidated entities	—	75	—	174
Interest and dividend income	2	11	6	19
Other, net	3	—	5	—
Adjusted OIBDA (Non-GAAP)[1]	$140	$33	$319	$1

Numbers may not foot due to rounding.

1EBITDA, Adjusted EBITDA and Adjusted OIBDA are defined as net income from continuing operations adjusted for the items set forth in the reconciliation above. EBITDA, Adjusted EBITDA and Adjusted OIBDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (GAAP) and should not be considered as alternatives to Net income or Cash flows from operating activities, as indicators of cash flows or as measures of liquidity. TDS does not intend to imply that any such items set forth in the reconciliation above are infrequent or unusual; such items may occur in the future. Management uses Adjusted EBITDA and Adjusted OIBDA as measurements of profitability, and therefore reconciliations to Net income are deemed appropriate. Management believes Adjusted EBITDA and Adjusted OIBDA are useful measures of TDS’ operating results before significant recurring non-cash charges, nonrecurring expenses, gains and losses, and other items as presented above as they provide additional relevant and useful information to investors and other users of TDS’ financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance. Adjusted EBITDA shows adjusted earnings before interest, taxes, depreciation, amortization and accretion, gains and losses, while Adjusted OIBDA reduces this measure further to exclude Equity in earnings of unconsolidated entities and Interest and dividend income in order to more effectively show the performance of operating activities excluding investment activities.

Conference Call Information
TDS will hold a conference call on August 7, 2026 at 9:00 a.m. CT.
▪Access the live call on the Events & Presentations page of investors.tdsinc.com or at
https://events.q4inc.com/attendee/198119429

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.tdsinc.com. The call will be archived on the Events & Presentations page of investors.tdsinc.com.
About TDS
Telephone and Data Systems, Inc. (TDS) provides broadband, video, voice and wireless services through its TDS Telecom business. Array leases tower space to tenants and provides ancillary services, holds noncontrolling interests in primarily wireless operating companies and holds certain wireless spectrum licenses. Founded in 1969, TDS is headquartered in Chicago.
Visit investors.tdsinc.com for comprehensive financial information, including earnings releases, quarterly and annual filings, shareholder information and more.
Contacts
John Toomey, Treasurer and Vice President - Corporate Relations
john.toomey@tdsinc.com

Karen Samples, Corporate Finance and Investor Relations Senior Manager
karen.samples@tdsinc.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release about Telephone and Data Systems, Inc., including its subsidiaries Array and TDS Telecom, except historical and factual information, represents forward-looking statements. This includes all statements about the Company's plans, beliefs, estimates and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: whether any transaction related to the TDS non-binding proposal delivered to the Array Board of Directors to acquire all of the outstanding Array Common Shares not owned by TDS will be accepted, rejected, consummated, or abandoned; whether any such transaction, if accepted or completed, will result in additional value for shareholders and whether the process could result in adverse effects on either business; the manner in which Array's remaining business is conducted; strategic decisions regarding the tower business; whether the additional spectrum license sales to T-Mobile are consummated; whether Array can monetize its remaining spectrum assets; intense competition, including fixed wireless and satellite; economic and business risks associated with fixed rate annual escalators on colocation revenue contracts; Array's reliance on a small number of tenants for a substantial portion of its revenue; the ability to attract people of outstanding talent throughout all levels of the organization; TDS' lack of scale relative to larger competitors; TDS' inability to protect rights to the land under its towers; changes in demand, consumer preferences and perceptions, price competition, or cost; advances or changes in technology; impacts of costs, integration issues or other factors associated with acquisitions, divestitures or exchanges of properties and/or expansion of TDS’ businesses; the ability of the company to successfully construct and manage its networks; difficulties involving third parties with which TDS does business; uncertainties in TDS’ future cash flows and liquidity and access to the capital markets; the ability to make payments on TDS and Array indebtedness or comply with the terms of debt covenants; conditions in the U.S. telecommunications industry; the value of assets and investments, including significant investments in wireless operating entities that Array does not control; the state and federal regulatory environment, including changes in regulatory support received and the ability to pass through certain regulatory fees to customers; pending and future litigation; cyber-attacks or other breaches of network or information technology security; control by the TDS Voting Trust; disruption in credit or other financial markets; deterioration of U.S. or global economic conditions; and extreme weather events. Investors are encouraged to consider these and other risks and uncertainties that are more fully described under “Risk Factors” in the most recent filing of TDS’ Form 10-K as updated by any TDS Form 10-Q filed subsequent to such Form 10-K.

For more information about TDS and its subsidiaries, visit:
TDS: www.tdsinc.com
TDS Telecom: www.tdstelecom.com
Array: investors.arrayinc.com

TDS Telecom
Summary Operating Data (Unaudited)
As of or for the Quarter Ended	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
Residential connections
Broadband
Incumbent Fiber	134,300	130,200	127,300	123,500	121,200
Incumbent Copper	77,700	84,200	91,200	102,000	106,500
Expansion Fiber	179,600	168,500	160,600	150,700	141,800
Cable	176,100	179,100	182,800	186,100	188,200
Total Broadband	567,700	561,900	561,900	562,400	557,700
Video	105,600	107,200	111,500	114,300	116,500
Voice	209,300	216,900	228,900	242,200	248,700
Wireless	8,100	5,300	3,300	2,200	1,600
Total Residential connections	890,700	891,400	905,600	921,100	924,500
Commercial connections	163,600	166,500	173,900	180,300	184,300
Total connections[1]	1,054,200	1,058,000	1,079,500	1,101,300	1,108,800

Total residential fiber net adds	15,100	10,900	15,100	11,200	10,300
Total residential broadband net adds	5,700	100	4,500	4,600	3,900

Residential fiber churn[2]	1.2%	1.3%	1.2%	1.5%	1.1%
Total residential broadband churn	1.7%	1.8%	1.6%	1.7%	1.5%

Residential revenue per connection[3]	$66.50	$66.41	$65.95	$65.66	$65.85

Capital expenditures (thousands)	$179,197	$125,963	$154,904	$102,429	$90,187
Numbers may not foot due to rounding.
1Q2 2025 total connections include 12,900 connections, including 5,300 residential broadband connections, that were part of subsequent divestitures.
2Residential fiber churn represents the percentage of incumbent and expansion fiber connections that disconnected service each month. These rates represent the average monthly churn rate for each respective period.
3Total residential revenue per connection is calculated by dividing total residential revenue by the average number of residential connections and by the number of months in the period.

Array Digital Infrastructure, Inc.
Summary Operating Data (Unaudited)
As of or for the Quarter Ended	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Capital expenditures from continuing operations (thousands)	$3,895	$8,645	$12,933	$7,927
Owned towers	4,456	4,452	4,450	4,449
Number of colocations[1]	4,362	4,290	4,572	4,517
Tower tenancy rate[2]	0.98	0.96	1.03	1.02
1Represents instances where a third-party leases space on a company-owned tower. Includes T-Mobile MLA committed site minimum of 2,015. Excludes Interim Sites whereby T-Mobile is leasing up to 1,800 sites for a period of up to 30 months subject to the terms and conditions of the MLA. As of March 31, 2026, the Number of colocations and the Tower tenancy rate exclude DISH Wireless due to the low probability of fulfilling its lease commitments.
2Calculated as total number of colocations divided by total number of towers. Includes T-Mobile MLA committed site minimum of 2,015. Excludes Interim Sites whereby T-Mobile is leasing up to 1,800 sites for a period of up to 30 months subject to the terms and conditions of the MLA. As of March 31, 2026, the Number of colocations and the Tower tenancy rate exclude DISH Wireless due to the low probability of fulfilling its lease commitments. Normalized to exclude DISH, tenancy ratios would have been 0.95 and 0.94 for December 31, 2025 and September 30, 2025, respectively.

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2026	2025	2026 vs. 2025	2026	2025	2026 vs. 2025
(Dollars and shares in thousands, except per share amounts)
Operating revenues
TDS Telecom	$248,406	$264,931	(6)%	$497,978	$522,291	(5)%
Array	54,070	28,529	90%	106,082	55,513	91%
All Other[1]	6,805	5,081	34%	14,671	11,170	31%
Total operating revenues	309,281	298,541	4%	618,731	588,974	5%
Operating expenses
TDS Telecom	256,684	250,959	2%	509,988	508,460	—
Array	(345,193)	46,719	N/M	(453,966)	103,329	N/M
All Other[1]	24,578	13,170	87%	45,679	23,426	95%
Total operating expenses	(63,931)	310,848	N/M	101,701	635,215	(84)%
Operating income (loss)
TDS Telecom	(8,278)	13,972	N/M	(12,010)	13,831	N/M
Array	399,263	(18,190)	N/M	560,048	(47,816)	N/M
All Other[1]	(17,773)	(8,089)	N/M	(31,008)	(12,256)	N/M
Total operating income (loss)	373,212	(12,307)	N/M	517,030	(46,241)	N/M
Other income (expense)
Equity in earnings of unconsolidated entities	37,126	42,952	(14)%	79,028	79,471	(1)%
Interest and dividend income	19,631	6,110	N/M	33,417	12,381	N/M
Interest expense	(11,388)	(29,166)	61%	(16,709)	(53,074)	69%
Short-term imputed spectrum lease income	23,770	—	N/M	57,970	—	N/M
Other, net	5,346	2,395	N/M	10,796	5,117	N/M
Total other income	74,485	22,291	N/M	164,502	43,895	N/M

Income (loss) before income taxes	447,697	9,984	N/M	681,532	(2,346)	N/M
Income tax expense (benefit)	106,410	(4,224)	N/M	160,819	(12,347)	N/M
Net income from continuing operations	341,287	14,208	N/M	520,713	10,001	N/M
Less: Net income from continuing operations attributable to noncontrolling interests, net of tax	63,332	2,943	N/M	96,143	4,667	N/M
Net income from continuing operations attributable to TDS shareholders	277,955	11,265	N/M	424,570	5,334	N/M

Net income from discontinued operations	25,071	3,578	N/M	22,683	19,749	15%
Less: Net income from discontinued operations attributable to noncontrolling interests, net of tax	4,660	3,272	42%	4,292	6,041	(29)%
Net income from discontinued operations attributable to TDS shareholders	20,411	306	N/M	18,391	13,708	34%

Net income	366,358	17,786	N/M	543,396	29,750	N/M
Less: Net income attributable to noncontrolling interests, net of tax	67,992	6,215	N/M	100,435	10,708	N/M
Net income attributable to TDS shareholders	298,366	11,571	N/M	442,961	19,042	N/M
TDS Preferred Share dividends	17,306	17,306	—	34,613	34,613	—
Net income (loss) attributable to TDS common shareholders	$281,060	$(5,735)	N/M	$408,348	$(15,571)	N/M

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2026	2025	2026 vs. 2025	2026	2025	2026 vs. 2025
(Dollars and shares in thousands, except per share amounts)
Basic weighted average shares outstanding	114,500	115,229	(1)%	114,193	114,908	(1)%

Basic earnings (loss) per share from continuing operations attributable to TDS common shareholders	$2.28	$(0.05)	N/M	$3.42	$(0.25)	N/M
Basic earnings from discontinued operations attributable to TDS common shareholders	$0.17	$—	N/M	$0.16	$0.11	35%
Basic earnings (loss) per share attributable to TDS common shareholders	$2.45	$(0.05)	N/M	$3.58	$(0.14)	N/M

Diluted weighted average shares outstanding	116,291	115,229	1%	116,465	114,908	1%

Diluted earnings (loss) per share from continuing operations attributable to TDS common shareholders	$2.24	$(0.05)	N/M	$3.35	$(0.26)	N/M
Diluted earnings from discontinued operations attributable to TDS common shareholders	$0.18	$—	N/M	$0.15	$0.12	32%
Diluted earnings (loss) per share attributable to TDS common shareholders	$2.42	$(0.05)	N/M	$3.50	$(0.14)	N/M
N/M - Percentage change not meaningful.
1Consists of corporate and other operations and intercompany eliminations.

Telephone and Data Systems, Inc.
Consolidated Statement of Cash Flows
(Unaudited)
	Six Months Ended June 30,
	2026	2025
(Dollars in thousands)
Cash flows from operating activities
Net income	$543,396	$29,750
Net income from discontinued operations	22,683	19,749
Net income from continuing operations	520,713	10,001
Add (deduct) adjustments to reconcile net income to net cash flows from operating activities
Depreciation, amortization and accretion	174,720	170,349
Bad debts expense	5,122	2,994
Stock-based compensation expense	8,428	17,502
Deferred income taxes, net	(130,935)	(14,312)
Equity in earnings of unconsolidated entities	(79,028)	(79,471)
Distributions from unconsolidated entities	66,553	87,938
(Gain) loss on asset disposals, net	10,579	7,795
(Gain) loss on sale of business and other exit costs, net	1,562	(8,877)
(Gain) loss on license sales and exchanges, net	(553,158)	(4,800)
Other operating activities	487	2,619
Changes in assets and liabilities from operations
Accounts receivable	(3,896)	(17,607)
Inventory	287	212
Accounts payable	6,732	415
Customer deposits and deferred revenues	(57,165)	(724)
Accrued taxes	232,212	(1,911)
Accrued interest	(563)	(604)
Other assets and liabilities	(51,585)	(45,560)
Net cash provided by operating activities - continuing operations	151,065	125,959
Net cash provided by (used in) operating activities - discontinued operations	(28,037)	481,307
Net cash provided by operating activities	123,028	607,266

Cash flows from investing activities
Cash paid for additions to property, plant and equipment	(317,919)	(150,482)
Cash paid for licenses	—	(4,145)
Cash received from divestitures	2,188,235	24,162
Other investing activities	1,925	2,512
Net cash provided by (used in) investing activities - continuing operations	1,872,241	(127,953)
Net cash used in investing activities - discontinued operations	—	(135,561)
Net cash provided by (used in) investing activities	1,872,241	(263,514)

Cash flows from financing activities
Issuance of long-term debt	1,300	—
Repayment of long-term debt	(150,729)	(17,076)
Tax withholdings, net of cash receipts, for TDS stock-based compensation awards	(34,219)	(24,483)
Tax withholdings, net of cash receipts, for Array stock-based compensation awards	(2,068)	(35,250)
Repurchase of Array Common Shares	—	(21,360)
Dividends paid to TDS shareholders	(43,771)	(43,830)
Array dividends paid to noncontrolling public shareholders	(332,480)	—
Payment of debt issuance costs	—	(2,467)
Distributions to noncontrolling interests	(3,540)	(2,391)
Cash paid for software license agreements	(1,180)	(839)
Payments to acquire additional interest in subsidiaries	(593)	—
Other financing activities	73	(314)
Net cash used in financing activities - continuing operations	(567,207)	(148,010)
Net cash used in financing activities - discontinued operations	—	(19,702)
Net cash used in financing activities	$(567,207)	$(167,712)

Telephone and Data Systems, Inc.
Consolidated Statement of Cash Flows
(Unaudited)
	Six Months Ended June 30,
	2026	2025
(Dollars in thousands)
Net increase in cash, cash equivalents and restricted cash	$1,428,062	$176,040

Cash, cash equivalents and restricted cash
Beginning of period	770,150	383,222
End of period	$2,198,212	$559,262

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

ASSETS

	June 30, 2026	December 31, 2025
(Dollars in thousands)
Current assets
Cash and cash equivalents	$2,194,014	$765,952
Accounts receivable, net	105,830	109,981
Inventory, net	3,775	4,062
Prepaid expenses	33,697	28,206
Income taxes receivable	—	1,292
Other current assets	13,314	13,976
Total current assets	2,350,630	923,469

Non-current assets held for sale	47,475	1,598,131

Licenses	1,595,349	1,642,972

Other intangible assets, net	117,108	131,673

Investments in unconsolidated entities	475,077	461,922

Property, plant and equipment, net	3,123,477	2,965,455

Operating lease right-of-use assets	506,665	515,081

Other assets and deferred charges	167,559	159,600

Total assets	$8,383,340	$8,398,303

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

LIABILITIES AND EQUITY

	June 30, 2026	December 31, 2025
(Dollars in thousands, except per share amounts)
Current liabilities
Current portion of long-term debt	$9,444	$5,274
Accounts payable	130,314	115,822
Customer deposits and deferred revenues	66,280	125,140
Accrued interest	2,273	2,836
Accrued taxes	260,113	46,721
Accrued compensation	40,335	56,774
Short-term operating lease liabilities	27,634	26,180
Current liabilities of discontinued operations	24,856	20,242
Other current liabilities	54,387	41,322
Total current liabilities	615,636	440,311

Deferred liabilities and credits
Deferred income tax liability, net	600,947	743,633
Long-term operating lease liabilities	541,268	549,617
Other deferred liabilities and credits	552,629	574,025

Long-term debt, net	670,646	823,364

Total equity	5,402,214	5,267,353

Total liabilities and equity	$8,383,340	$8,398,303

Balance Sheet Highlights
(Unaudited)

	June 30, 2026
	TDS		TDS Corporate	Intercompany	TDS
	Telecom	Array	& Other	Eliminations	Consolidated
(Dollars in thousands)
Cash and cash equivalents	$222,844	$416,436	$1,780,879	$(226,145)	$2,194,014

Licenses and other intangible assets	$117,260	$1,594,649	$548	$—	$1,712,457
Investment in unconsolidated entities	3,947	421,607	60,838	(11,315)	475,077
	$121,207	$2,016,256	$61,386	$(11,315)	$2,187,534

Property, plant and equipment, net	$2,733,837	$374,700	$14,940	$—	$3,123,477

Long-term debt, net:
Current portion	$164	$8,125	$1,155	$—	$9,444
Non-current portion	2,765	666,757	1,124	—	670,646
	$2,929	$674,882	$2,279	$—	$680,090

TDS Telecom Highlights
(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2026	2025	2026 vs. 2025	2026	2025	2026 vs. 2025
(Dollars in thousands)
Operating revenues
Residential
Incumbent	$75,868	$84,665	(10)%	$153,160	$170,259	(10)%
Expansion	45,656	36,580	25%	89,218	70,986	26%
Cable	56,240	62,174	(10)%	113,982	126,022	(10)%
Total residential	177,764	183,419	(3)%	356,360	367,267	(3)%
Commercial	32,776	34,617	(5)%	65,571	69,251	(5)%
Wholesale	37,817	46,704	(19)%	75,934	85,381	(11)%
Total service revenues	248,357	264,740	(6)%	497,865	521,899	(5)%
Equipment revenues	49	191	(74)%	113	392	(71)%
Total operating revenues	248,406	264,931	(6)%	497,978	522,291	(5)%

Cost of operations (excluding Depreciation, amortization and accretion reported below)	100,583	97,049	4%	197,765	198,013	—
Cost of equipment and products	118	116	2%	229	380	(40)%
Selling, general and administrative	79,038	82,555	(4)%	160,098	165,702	(3)%
Depreciation, amortization and accretion	73,585	73,137	1%	146,142	144,577	1%
(Gain) loss on asset disposals, net	4,960	6,206	(20)%	5,792	7,868	(26)%
(Gain) loss on sale of business and other exit costs, net	—	(8,104)	N/M	1,562	(8,080)	N/M
(Gain) loss on license sales and exchanges, net	(1,600)	—	N/M	(1,600)	—	N/M
Total operating expenses	256,684	250,959	2%	509,988	508,460	—

Operating income (loss)	$(8,278)	$13,972	N/M	$(12,010)	$13,831	N/M
N/M - Percentage change not meaningful

Array Digital Infrastructure, Inc. Highlights
(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2026	2025	2026 vs. 2025	2026	2025	2026 vs. 2025
(Dollars in thousands)
Operating revenues
Site rental	$53,175	$27,230	95%	$104,199	$53,825	94%
Services	895	1,299	(31)%	1,883	1,688	12%
Total operating revenues	54,070	28,529	90%	106,082	55,513	91%

Operating expenses
Cost of operations (excluding Depreciation, amortization and accretion reported below)	23,497	19,396	21%	45,106	35,687	26%
Selling, general and administrative	22,906	19,337	18%	35,651	48,537	(27)%
Depreciation, amortization and accretion	14,428	11,999	20%	27,032	23,992	13%
(Gain) loss on asset disposals, net	3,809	(313)	N/M	4,713	(87)	N/M
(Gain) loss on license sales and exchanges, net	(409,833)	(3,700)	N/M	(566,468)	(4,800)	N/M
Total operating expenses	(345,193)	46,719	N/M	(453,966)	103,329	N/M

Operating income (loss)	$399,263	$(18,190)	N/M	$560,048	$(47,816)	N/M
N/M - Percentage change not meaningful

Telephone and Data Systems, Inc.
Financial Measures
(Unaudited)
Free Cash Flow

	Six Months Ended June 30,
TDS CONSOLIDATED	2026	2025
(Dollars in thousands)
Cash flows from operating activities - continuing operations (GAAP)	$151,065	$125,959
Cash paid for additions to property, plant and equipment	(317,919)	(150,482)
Cash paid for software license agreements	(1,180)	(839)
Free cash flow - continuing operations (Non-GAAP)[1]	$(168,034)	$(25,362)
1Free cash flow is a non-GAAP financial measure which TDS believes may be useful to investors and other users of its financial information in evaluating liquidity, specifically, the amount of net cash generated by business operations after deducting Cash paid for additions to property, plant and equipment and Cash paid for software license agreements.

Telephone and Data Systems, Inc.
EBITDA, Adjusted EBITDA, Adjusted OIBDA and AFCF Reconciliations
(Unaudited)

EBITDA, Adjusted EBITDA and Adjusted OIBDA

The following tables reconcile EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measures, Net income and Income (loss) before income taxes.

	Three Months Ended June 30,		Six Months Ended June 30,
TDS Telecom	2026	2025	2026	2025
(Dollars in thousands)
Net income (loss) (GAAP)	$(4,993)	$16,084	$(3,946)	$19,611
Add back:
Income tax expense (benefit)	(1,909)	2,174	(3,998)	3,309
Income (loss) before income taxes (GAAP)	(6,902)	18,258	(7,944)	22,920
Add back:
Interest expense	332	(960)	175	(2,424)
Depreciation, amortization and accretion	73,585	73,137	146,142	144,577
EBITDA (Non-GAAP)	67,015	90,435	138,373	165,073
Add back or deduct:
Expenses related to strategic alternatives review	—	—	87	—
(Gain) loss on asset disposals, net	4,960	6,206	5,792	7,868
(Gain) loss on sale of business and other exit costs, net	—	(8,104)	1,562	(8,080)
(Gain) loss on license sales and exchanges, net	(1,600)	—	(1,600)	—
Adjusted EBITDA (Non-GAAP)	70,375	88,537	144,214	164,861
Deduct:
Interest and dividend income	463	1,693	1,608	3,094
Other, net	1,245	1,633	2,633	3,571
Adjusted OIBDA (Non-GAAP)	$68,667	$85,211	$139,973	$158,196

	Three Months Ended June 30,		Six Months Ended June 30,
Array	2026	2025	2026	2025
(Dollars in thousands)
Net income from continuing operations (GAAP)	$337,447	$15,099	$517,472	$20,583
Add back:
Income tax expense	115,870	8,415	168,268	8,222
Income before income taxes (GAAP)	453,317	23,514	685,740	28,805
Add back:
Interest expense	10,860	3,711	18,040	7,378
Depreciation, amortization and accretion	14,428	11,999	27,032	23,992
EBITDA (Non-GAAP)	478,605	39,224	730,812	60,175
Add back or deduct:
Expenses related to strategic alternatives review	7,391	715	7,578	1,860
(Gain) loss on asset disposals, net	3,809	(313)	4,713	(87)
(Gain) loss on license sales and exchanges, net	(409,833)	(3,700)	(566,468)	(4,800)
Short-term imputed spectrum lease income	(23,770)	—	(57,970)	—
Adjusted EBITDA (Non-GAAP)	56,202	35,926	118,665	57,148
Deduct:
Equity in earnings of unconsolidated entities	34,726	41,714	75,135	77,641
Interest and dividend income	6,431	3,701	10,653	6,358
Other, net	(13)	—	(26)	—
Adjusted OIBDA (Non-GAAP)	$15,058	$(9,489)	$32,903	$(26,851)

Array Adjusted Free Cash Flow (AFCF)

AFCF is a non-GAAP measure defined as Net income from continuing operations adjusted for the items set forth in the reconciliation below. AFCF is not a measure of financial performance under GAAP and should not be considered as an alternative to Net income from continuing operations or as an indicator of cash flows.

Management believes AFCF is a useful measure of Array’s cash generated from operations and its noncontrolling investment interests. The following table reconciles AFCF to the corresponding GAAP measure, Net income from continuing operations. This measure is presented following the sale of Array's wireless operations to T-Mobile on August 1, 2025, at which time the primary business operations for Array changed from providing wireless communications services to a standalone tower company.

Six Months Ended June 30, 2026
(Dollars in thousands)
Net income from continuing operations - Array (GAAP)	$517,472
Add back or deduct:
Income tax expense	168,268
Cash paid for income taxes	(78,623)
Stock-based compensation expense	540
Short-term imputed spectrum lease income	(57,970)
Amortization of deferred debt charges	655
Equity in earnings of unconsolidated entities	(75,135)
Distributions from unconsolidated entities	66,553
(Gain) loss on license sales and exchanges, net	(566,468)
(Gain) loss on asset disposals, net	4,713
Depreciation, amortization and accretion	27,032
Expenses related to strategic alternatives review	7,578
Straight line and other non-cash revenue adjustments	(8,310)
Straight line expense adjustment	2,811
Maintenance and other capital expenditures	(2,511)
Adjusted Free Cash Flow from continuing operations - Array (Non-GAAP)	$6,605